EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CAMAC Energy Inc. (the “Company”) on Form 10-K/A for the period ended December 31, 2011, as filed with the Securities and Exchange Commission (the “Report”), I, Earl W. McNiel, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 12, 2013	By:	/s/ EARL W. MCNIEL
Earl W. McNiel
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)